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                                                                   Exhibit 10.29

                           PEABODY ENERGY CORPORATION

       AMENDMENT TO THE NON-QUALIFIED STOCK OPTION AGREEMENT ("AMENDMENT")

     THIS AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT (this "Amendment") dated as of May 18, 2001, is made by and between Peabody Energy Corporation, a Delaware corporation (the "Company") and the undersigned employee of the Company or one of its subsidiaries or affiliates (the "Optionee").

     WHEREAS, pursuant to Section 5.7 of the Option Agreement, the Company and the Optionee have the power to amend the Option Agreement if they deem it appropriate;

     WHEREAS, concomitantly herewith, that certain Stockholders Agreement dated as of May 19, 1998, among the Company, the Optionee and other parties thereto (the "Stockholders Agreement") is amended to clarify certain rights granted thereunder to Management Investors and their Permitted Transferees (as such terms are defined in the Stockholders Agreement); and

     WHEREAS, the Company and the Optionee desire to amend the Option Agreement to reflect certain additional changes agreed upon by the parties to the Stockholders Agreement;

     NOW, THEREFORE, the Option Agreement is hereby amended as follows:

                                       I.

     Section 3.4(c) of the Option Agreement, as previously amended, is further amended by deleting subsection 3.4(c)(i) in its entirety and replacing it with the following:

     "(i) upon completion of an IPO on or before July 31, 2001, at least 50% of the shares subject to the Superperformance Option I shall vest and the balance shall vest in accordance with the IRR chart set forth in Section
     3.3 above".

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto.

                                      PEABODY ENERGY CORPORATION


                                          By:
                                                 -------------------------------
                                          Title: VP - Human Resources
                                                 -------------------------------


                                                 -------------------------------
                                                 Optionee Signature


                                                 -------------------------------
                                                 Optionee Name (Please Print)



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EXHIBIT 10.29 - PARTIES TO THE FIRST AMENDMENT
TO THE NON-QUALIFIED STOCK OPTION AGREEMENT
-------------------------------------------

Irl F. Engelhardt
Sharon D. Fiehler
Jeffery L. Klinger
Richard A. Navarre
Fredrick D. Palmer
Paul H. Vining
Roger B. Walcott, Jr.
Richard M. Whiting